Cincinnati Financial Corporation
Supplemental Financial Data
for the Period Ending December 31, 2025

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investors Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	AA-	A1	A+
The Cincinnati Insurance Company	A+	AA-	A1	A+
The Cincinnati Indemnity Company	A+	AA-	A1	A+
The Cincinnati Casualty Company	A+	AA-	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	AA-	—	A+

Ratings are as of February 6, 2026, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Fourth-Quarter 2025 Supplemental Financial Data

CINF Fourth-Quarter 2025 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.

CINF Fourth-Quarter 2025 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2025

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$10,147	$—	$—	$—	$10,147
Life	—	—	412	—	—	412
Premiums ceded	—	(494)	(82)	—	—	(576)
Total earned premium	—	9,653	330	—	—	9,983
Investment income, net of expenses	112	854	202	—	(3)	1,165
Investment gains and losses, net	478	970	(6)	1	(1)	1,442
Fee revenues	—	14	6	—	—	20
Other revenues	15	15	—	11	(20)	21
Total revenues	$605	$11,506	$532	$12	$(24)	$12,631

Benefits & expenses
Losses & contract holders' benefits	$—	$6,918	$378	$—	$—	$7,296
Reinsurance recoveries	—	(583)	(73)	—	—	(656)
Underwriting, acquisition and insurance expenses	—	2,831	93	—	—	2,924
Interest expense	52	—	—	4	(3)	53
Other operating expenses	44	6	—	5	(21)	34
Total expenses	$96	$9,172	$398	$9	$(24)	$9,651

Income before income taxes	$509	$2,334	$134	$3	$—	$2,980

Provision (benefit) for income taxes
Current operating income	$(87)	$49	$38	$1	$—	$1
Capital gains/losses	101	203	(1)	—	—	303
Deferred	89	203	(9)	—	—	283
Total provision for income taxes	$103	$455	$28	$1	$—	$587

Net income - current year	$406	$1,879	$106	$2	$—	$2,393

Net income - prior year	$547	$1,653	$91	$1	$—	$2,292
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2025 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2025

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,613	$—	$—	$—	$2,613
Life	—	—	105	—	—	105
Premiums ceded	—	(105)	(21)	—	—	(126)
Total earned premium	—	2,508	84	—	—	2,592
Investment income, net of expenses	28	227	51	—	(1)	305
Investment gains and losses, net	58	125	—	1	(1)	183
Fee revenues	—	3	2	—	—	5
Other revenues	3	5	—	3	(5)	6
Total revenues	$89	$2,868	$137	$4	$(7)	$3,091

Benefits & expenses
Losses & contract holders' benefits	$—	$1,448	$89	$—	$(1)	$1,536
Reinsurance recoveries	—	(51)	(14)	—	1	(64)
Underwriting, acquisition and insurance expenses	—	736	23	—	—	759
Interest expense	13	—	—	1	(1)	13
Other operating expenses	11	1	—	1	(6)	7
Total expenses	$24	$2,134	$98	$2	$(7)	$2,251

Income before income taxes	$65	$734	$39	$2	$—	$840

Provision (benefit) for income taxes
Current operating income	$(13)	$102	$10	$1	$—	$100
Capital gains/losses	12	25	—	—	—	37
Deferred	12	17	(2)	—	—	27
Total provision for income taxes	$11	$144	$8	$1	$—	$164

Net income - current year	$54	$590	$31	$1	$—	$676

Net income - prior year	$45	$332	$28	$—	$—	$405
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2025 Supplemental Financial Data

Cincinnati Financial Corporation
Five-Year Net Income Reconciliation and Key Metrics
(Dollars in millions except per share data)	Years ended December 31,
	2025	2024	2023	2022	2021
Net income (loss)	$2,393	$2,292	$1,843	$(487)	$2,968
Less:
Investment gains and losses, net	1,442	1,391	1,127	(1,467)	2,409
Income tax on investment gains and losses	(303)	(296)	(236)	308	(506)
Investment gains and losses, after-tax	1,139	1,095	891	(1,159)	1,903
Non-GAAP operating income	$1,254	$1,197	$952	$672	$1,065

Non-GAAP operating income: Five-year compound annual growth rate	18.7%	11.5%	11.6%	8.1%	15.8%

Diluted per share data:
Net income (loss)	$15.17	$14.53	$11.66	$(3.06)	$18.24
Less:
Investment gains and losses, net	9.14	8.82	7.13	(9.24)	14.80
Income tax on investment gains and losses	(1.92)	(1.87)	(1.50)	1.94	(3.11)
Investment gains and losses, after-tax	7.22	6.95	5.63	(7.30)	11.69
Non-GAAP operating income	$7.95	$7.58	$6.03	$4.24	$6.55

Value creation ratio
Book value per share growth	14.9%	15.6%	15.0%	(18)%	21.9%
Shareholder dividend declared as a percentage of beginning book value	3.9	4.2	4.5	3.4	3.8
Value creation ratio	18.8%	19.8%	19.5%	(14.6)%	25.7%

Value creation ratio: Five-year average	13.8%	13.0%	15.2%	11.2%	18.7%

Investment income, net of expenses	$1,165	$1,025	$894	$781	$714
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*Net income (loss) and Net income (loss) per diluted share have been adjusted due to the adoption of an accounting standards update for long-duration contracts for 2022 and 2021.

CINF Fourth-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Consolidated
Current accident year losses greater than $5,000,000	$27	$48	$15	$26	$19	$18	$31	$—	$41	$31	$89	$49	$116	$68
Current accident year losses $2,000,000-$5,000,000	61	35	40	20	37	51	28	22	60	50	95	101	156	138
Large loss prior accident year reserve development	40	49	27	56	19	19	15	22	83	37	132	56	172	75
Total large losses incurred	$128	$132	$82	$102	$75	$88	$74	$44	$184	$118	$316	$206	$444	$281
Losses incurred but not reported	164	158	213	279	182	185	165	251	492	416	650	601	814	783
Other losses excluding catastrophe losses	786	831	741	688	653	711	741	677	1,429	1,418	2,260	2,129	3,046	2,782
Catastrophe losses	18	83	280	558	83	282	228	111	838	339	921	621	939	704
Total losses incurred	$1,096	$1,204	$1,316	$1,627	$993	$1,266	$1,208	$1,083	$2,943	$2,291	$4,147	$3,557	$5,243	$4,550
Commercial Lines
Current accident year losses greater than $5,000,000	$11	$48	$5	$7	$9	$11	$31	$—	$12	$31	$60	$42	$71	$51
Current accident year losses $2,000,000-$5,000,000	34	12	22	15	12	36	11	11	37	22	49	58	83	70
Large loss prior accident year reserve development	37	47	14	44	19	20	22	12	58	34	105	54	142	73
Total large losses incurred	$82	$107	$41	$66	$40	$67	$64	$23	$107	$87	$214	$154	$296	$194
Losses incurred but not reported	44	67	106	163	105	117	92	156	269	248	336	365	380	470
Other losses excluding catastrophe losses	408	405	383	318	328	337	384	368	701	752	1,106	1,089	1,514	1,417
Catastrophe losses	5	29	83	40	8	58	101	64	123	165	152	223	157	231
Total losses incurred	$539	$608	$613	$587	$481	$579	$641	$611	$1,200	$1,252	$1,808	$1,831	$2,347	$2,312
Personal Lines
Current accident year losses greater than $5,000,000	$16	$—	$10	$19	$10	$7	$—	$—	$29	$—	$29	$7	$45	$17
Current accident year losses $2,000,000-$5,000,000	25	23	18	5	25	13	15	11	23	26	46	39	71	64
Large loss prior accident year reserve development	3	2	13	12	—	(1)	(7)	10	25	3	27	2	30	2
Total large losses incurred	$44	$25	$41	$36	$35	$19	$8	$21	$77	$29	$102	$48	$146	$83
Losses incurred but not reported	39	32	37	74	22	33	31	22	111	53	143	86	182	108
Other losses excluding catastrophe losses	298	316	257	254	245	256	256	231	511	487	827	743	1,125	988
Catastrophe losses	6	54	186	405	(4)	178	129	50	591	179	645	357	651	353
Total losses incurred	$387	$427	$521	$769	$298	$486	$424	$324	$1,290	$748	$1,717	$1,234	$2,104	$1,532
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current accident year losses $2,000,000-$5,000,000	2	—	—	—	—	2	2	—	—	2	—	4	2	4
Large loss prior accident year reserve development	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total large losses incurred	$2	$—	$—	$—	$—	$2	$2	$—	$—	$2	$—	$4	$2	$4
Losses incurred but not reported	24	16	31	46	28	12	17	30	77	47	93	59	117	87
Other losses excluding catastrophe losses	48	59	42	24	46	55	51	37	66	88	125	143	173	189
Catastrophe losses	(1)	—	3	—	2	2	3	1	3	4	3	6	2	8
Total losses incurred	$73	$75	$76	$70	$76	$71	$73	$68	$146	$141	$221	$212	$294	$288

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Consolidated
Current accident year losses greater than $5,000,000	1.1%	1.9%	0.6%	1.2%	0.8%	0.9%	1.5%	—%	0.9%	0.8%	1.3%	0.8%	1.2%	0.8%
Current accident year losses $2,000,000-$5,000,000	2.4	1.4	1.7	0.9	1.5	2.3	1.4	1.1	1.3	1.2	1.3	1.6	1.6	1.6
Large loss prior accident year reserve development	1.6	2.0	1.1	2.4	0.9	0.8	0.7	1.1	1.8	0.9	1.8	0.9	1.8	0.9
Total large loss ratio	5.1%	5.3%	3.4%	4.5%	3.2%	4.0%	3.6%	2.2%	4.0%	2.9%	4.4%	3.3%	4.6%	3.3%
Losses incurred but not reported	6.5	6.4	8.9	12.3	8.0	8.4	8.0	12.6	10.5	10.2	9.1	9.6	8.4	9.1
Other losses excluding catastrophe losses	31.4	33.4	30.9	30.4	28.7	32.0	35.6	34.0	30.6	34.9	31.6	33.8	31.6	32.5
Catastrophe losses	0.7	3.4	11.7	24.6	3.6	12.7	11.0	5.6	18.0	8.3	12.9	9.9	9.7	8.2
Total loss ratio	43.7%	48.5%	54.9%	71.8%	43.5%	57.1%	58.2%	54.4%	63.1%	56.3%	58.0%	56.6%	54.3%	53.1%
Commercial Lines
Current accident year losses greater than $5,000,000	0.9%	3.9%	0.5%	0.6%	0.8%	1.0%	2.8%	—%	0.5%	1.4%	1.7%	1.3%	1.5%	1.1%
Current accident year losses $2,000,000-$5,000,000	2.7	1.0	1.8	1.2	1.0	3.2	1.0	1.0	1.5	1.0	1.3	1.7	1.7	1.5
Large loss prior accident year reserve development	3.0	3.8	1.2	3.8	1.6	1.7	2.0	1.1	2.5	1.6	2.9	1.6	2.9	1.7
Total large loss ratio	6.6%	8.7%	3.5%	5.6%	3.4%	5.9%	5.8%	2.1%	4.5%	4.0%	5.9%	4.6%	6.1%	4.3%
Losses incurred but not reported	3.6	5.4	8.7	13.9	9.1	10.3	8.3	14.4	11.3	11.3	9.3	11.0	7.8	10.5
Other losses excluding catastrophe losses	32.8	33.0	31.6	26.8	28.2	29.7	34.6	34.0	29.3	34.3	30.5	32.8	31.2	31.5
Catastrophe losses	0.4	2.4	6.8	3.4	0.7	5.1	9.1	6.0	5.1	7.6	4.2	6.7	3.2	5.2
Total loss ratio	43.4%	49.5%	50.6%	49.7%	41.4%	51.0%	57.8%	56.5%	50.2%	57.2%	49.9%	55.1%	48.3%	51.5%
Personal Lines
Current accident year losses greater than $5,000,000	1.8%	—%	1.3%	2.8%	1.4%	1.1%	—%	—%	2.0%	—%	1.3%	0.4%	1.4%	0.7%
Current accident year losses $2,000,000-$5,000,000	2.8	2.9	2.2	0.7	3.4	2.0	2.4	1.8	1.5	2.1	2.0	2.1	2.2	2.4
Large loss prior accident year reserve development	0.4	0.2	1.5	1.8	—	(0.2)	(1.1)	1.8	1.6	0.3	1.1	0.1	0.9	0.1
Total large loss ratio	5.0%	3.1%	5.0%	5.3%	4.8%	2.9%	1.3%	3.6%	5.1%	2.4%	4.4%	2.6%	4.5%	3.2%
Losses incurred but not reported	4.5	3.8	4.7	10.5	3.0	5.0	4.8	3.8	7.4	4.3	6.1	4.6	5.7	4.1
Other losses excluding catastrophe losses	34.8	37.5	32.0	36.4	33.7	37.6	40.5	39.4	34.1	39.9	35.4	39.0	35.2	37.6
Catastrophe losses	0.8	6.5	23.1	57.9	(0.4)	26.2	20.5	8.4	39.3	14.7	27.5	18.8	20.4	13.5
Total loss ratio	45.1%	50.9%	64.8%	110.1%	41.1%	71.7%	67.1%	55.2%	85.9%	61.3%	73.4%	65.0%	65.8%	58.4%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Current accident year losses $2,000,000-$5,000,000	1.1	—	—	—	—	1.3	1.3	—	—	0.7	—	0.9	0.3	0.7
Large loss prior accident year reserve development	(0.1)	—	—	—	—	—	—	—	—	—	—	—	—	—
Total large loss ratio	1.0%	—%	—%	—%	—%	1.3%	1.3%	—%	—%	0.7%	—%	0.9%	0.3%	0.7%
Losses incurred but not reported	12.7	9.2	18.1	28.1	16.9	7.1	11.6	21.6	23.0	16.4	18.3	13.2	16.8	14.2
Other losses excluding catastrophe losses	26.0	33.6	24.4	14.8	27.2	35.4	33.8	26.8	19.7	30.4	24.4	32.1	24.8	30.8
Catastrophe losses	(0.6)	—	1.3	0.2	1.0	1.5	1.9	0.5	0.8	1.2	0.5	1.3	0.2	1.2
Total loss ratio	39.1%	42.8%	43.8%	43.1%	45.1%	45.3%	48.6%	48.9%	43.5%	48.7%	43.2%	47.5%	42.1%	46.9%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Consolidated
Current accident year reported losses greater than $5,000,000	3	6	2	3	1	3	5	—	5	5	12	8	15	10
Current accident year reported losses $2,000,000 - $5,000,000	21	17	14	7	14	18	11	8	21	19	32	37	53	49
Prior accident year reported losses on large losses	15	11	13	15	11	6	9	7	28	16	39	22	54	33
Non-Catastrophe reported losses on large losses total	39	34	29	25	26	27	25	15	54	40	83	67	122	92
Commercial Lines
Current accident year reported losses greater than $5,000,000	2	6	1	1	—	2	5	—	2	5	9	7	10	8
Current accident year reported losses $2,000,000 - $5,000,000	11	9	7	5	7	12	4	4	12	8	16	20	28	26
Prior accident year reported losses on large losses	14	11	10	11	11	6	9	4	21	13	32	19	46	30
Non-Catastrophe reported losses on large losses total	27	26	18	17	18	20	18	8	35	26	57	46	84	64
Personal Lines
Current accident year reported losses greater than $5,000,000	1	—	1	2	1	1	—	—	3	—	3	1	5	2
Current accident year reported losses $2,000,000 - $5,000,000	9	8	7	2	7	5	6	4	9	10	16	15	24	21
Prior accident year reported losses on large losses	1	—	3	4	—	—	—	3	7	3	7	3	8	3
Non-Catastrophe reported losses on large losses total	11	8	11	8	8	6	6	7	19	13	26	19	37	26
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current accident year reported losses $2,000,000 - $5,000,000	1	—	—	—	—	1	1	—	—	1	—	2	1	2
Prior accident year reported losses on large losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Catastrophe reported losses on large losses total	1	—	—	—	—	1	1	—	—	1	—	2	1	2
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2025 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Twelve Months Ended December 31, 2025
(Dollars in millions)	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2025	2024
										Total	Total
OH	$214.0	$262.8	$136.7	$0.1	$59.0	$181.5	$222.3	$50.7	$39.8	$1,166.6	$1,082.4	6.8	8.7	14.1	7.8
IL	81.2	99.1	47.1	28.2	22.0	78.7	102.7	24.2	46.8	530.0	493.7	5.3	10.5	6.6	7.4
NY	104.9	65.9	26.1	10.9	18.0	49.3	147.6	33.1	63.0	518.8	466.4	9.0	13.6	10.9	11.2
NC	73.1	124.4	46.4	13.5	26.9	54.4	76.5	16.8	30.0	462.0	417.2	5.2	22.1	15.7	10.7
GA	49.3	69.4	40.0	7.0	23.1	77.6	88.8	18.8	32.7	406.7	386.2	1.0	10.7	2.7	5.3
IN	80.3	91.6	48.8	21.3	20.7	43.8	60.9	12.2	23.6	403.2	367.9	10.0	9.4	5.8	9.6
TX	57.8	27.2	38.8	3.4	16.1	53.7	115.2	23.3	56.6	392.1	348.3	(1.6)	26.8	10.9	12.6
MO	62.0	60.3	43.2	14.8	10.0	57.2	86.1	10.0	25.1	368.7	330.5	5.1	23.9	(2.3)	11.6
PA	85.3	82.9	46.8	20.2	18.5	27.0	36.1	9.5	31.1	357.4	338.6	2.9	15.9	5.4	5.5
MI	52.5	65.3	34.6	9.3	16.7	48.0	49.3	10.0	27.7	313.4	289.5	4.1	12.3	22.8	8.3
TN	54.8	72.8	39.2	6.4	18.9	29.3	53.7	11.2	23.2	309.5	287.4	4.3	12.2	20.4	7.7
VA	61.9	60.0	43.8	11.5	19.5	32.4	41.1	12.0	16.4	298.6	262.1	6.9	32.6	19.5	13.9
KY	46.8	58.1	38.0	4.4	17.1	37.3	46.8	8.6	15.2	272.4	248.7	10.3	9.2	3.0	9.5
AL	40.6	60.2	27.3	2.1	15.9	30.7	60.5	9.7	21.1	268.1	247.6	5.5	12.0	10.3	8.2
CA	1.7	2.3	2.0	4.3	0.9	30.0	191.1	29.6	1.8	263.6	258.3	20.6	0.9	174.4	2.0
WI	34.2	48.3	17.6	13.2	11.1	24.8	28.5	9.3	19.3	206.3	185.7	4.2	26.3	15.2	11.1
FL	33.3	15.7	25.3	3.3	14.6	11.8	40.7	15.0	37.9	197.8	203.8	(5.5)	(2.0)	1.8	(2.9)
WA	32.5	23.9	22.0	—	7.7	41.3	34.9	9.0	18.7	190.2	157.8	6.1	39.2	22.5	20.5
CT	16.6	14.4	7.5	4.7	2.8	45.3	60.8	16.9	6.7	175.7	144.7	6.1	28.6	17.4	21.4
AZ	29.8	24.0	20.1	3.8	6.9	28.5	34.2	10.8	17.1	175.3	147.6	7.8	32.4	26.2	18.7
MD	25.1	24.0	21.3	5.3	8.9	28.6	38.7	10.5	10.0	172.3	152.7	8.9	18.2	7.7	12.8
MN	30.4	40.3	12.6	6.2	8.8	16.6	30.0	5.8	18.5	169.1	155.6	5.5	15.5	7.9	8.7
MA	23.0	17.5	11.1	4.2	3.1	22.0	57.1	11.8	10.1	159.8	134.6	12.2	22.5	27.4	18.8
OR	42.6	26.3	27.9	0.2	7.6	12.2	11.2	2.6	20.8	151.5	138.7	4.5	23.4	18.7	9.2
KS	26.2	28.2	23.1	5.6	6.1	20.9	28.9	5.1	6.5	150.5	125.7	11.3	38.4	8.7	19.8
UT	27.4	25.1	18.5	1.9	6.9	20.6	22.0	3.4	18.5	144.3	128.0	11.0	17.5	9.2	12.8
AR	20.4	32.0	24.3	2.5	5.7	15.0	23.3	4.4	9.4	137.0	125.2	3.7	23.6	7.4	9.5
CO	25.1	16.3	16.4	1.9	4.4	8.5	27.5	3.1	25.2	128.3	113.1	7.6	26.8	10.8	13.5
SC	15.8	20.9	10.6	4.3	6.7	19.9	28.7	4.4	14.8	126.3	109.6	3.9	28.7	21.6	15.2
MT	36.6	30.6	19.3	0.6	5.1	4.8	12.7	1.5	10.4	121.5	112.2	4.8	19.5	24.6	8.3
NJ	19.9	16.4	8.6	4.0	4.3	15.5	24.3	9.2	15.5	117.6	91.4	28.1	25.6	42.0	28.7
IA	21.4	27.1	10.2	5.4	8.0	10.2	16.0	2.4	7.5	108.2	97.6	7.6	19.1	13.8	10.9
ID	21.3	18.4	13.2	0.8	4.0	4.5	6.0	1.2	6.3	75.5	73.7	(0.9)	18.5	9.2	2.5
NE	14.6	17.4	12.5	3.1	3.4	0.6	1.5	0.3	9.5	62.9	57.5	6.2	18.8	26.9	9.3
WV	12.4	16.3	9.8	1.1	2.0	0.7	1.4	0.2	7.7	51.6	48.7	4.9	42.1	3.7	6.0
VT	9.0	10.3	5.0	3.8	3.3	2.8	5.9	0.8	3.7	44.7	41.8	5.3	14.1	3.5	6.9
NH	6.9	7.3	4.5	1.5	2.0	4.2	7.7	1.9	2.7	38.6	34.3	7.2	25.4	1.1	12.6
NM	9.9	7.8	7.7	0.8	3.0	1.4	2.6	0.4	4.9	38.4	35.9	7.3	32.0	(10.4)	7.0
NV	2.3	2.4	4.3	1.2	0.6	11.2	9.0	2.7	3.7	37.3	21.7	69.9	75.2	59.2	72.0
DE	7.6	7.3	3.7	1.3	1.4	3.5	4.9	0.9	2.6	33.0	33.5	(16.9)	66.1	1.3	(1.7)
WY	7.3	6.8	5.2	—	1.7	0.4	2.2	0.3	3.8	27.8	25.8	3.4	28.3	20.4	7.7
SD	7.6	7.2	4.5	1.9	2.1	—	—	—	1.5	24.9	21.9	14.5	—	(2.6)	13.3
ME	2.2	1.8	1.2	0.2	0.6	3.7	9.5	1.3	1.4	21.8	12.4	94.8	70.0	57.7	75.3
DC	3.3	2.4	0.4	0.8	1.9	3.4	4.9	1.3	3.1	21.5	18.2	0.2	50.4	3.6	18.4
RI	2.5	1.2	1.5	0.3	0.2	1.9	8.4	1.6	1.2	18.9	15.6	72.6	18.1	(44.0)	21.1
ND	4.0	5.3	2.6	—	1.7	1.2	1.6	0.4	1.3	18.1	17.4	5.2	5.2	(10.9)	3.9
All Other States	1.7	1.2	1.6	1.6	1.5	0.4	4.8	0.1	0.4	13.4	13.9	(6.6)	1.7	(19.8)	(4.0)
Total	$1,639.1	$1,746.1	$1,033.0	$243.2	$451.3	$1,217.2	$1,968.7	$418.1	$774.9	$9,491.2	$8,621.2	5.9	16.3	11.5	10.0
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful
*Total excludes Cincinnati Re, Cincinnati Global and other direct, such as assigned risk pools.

CINF Fourth-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Commercial casualty:
Net written premiums	$394	$372	$428	$443	$385	$364	$391	$417	$871	$808	$1,244	$1,172	$1,638	$1,557
Year over year change %-written premium	2%	2%	9%	6%	7%	10%	3%	3%	8%	3%	6%	5%	5%	6%
Earned premiums	$409	$403	$402	$387	$390	$381	$372	$365	$789	$737	$1,192	$1,118	$1,601	$1,508
Current accident year before catastrophe losses	86.9%	74.8%	72.3%	72.8%	72.9%	74.1%	69.6%	73.6%	72.6%	71.6%	73.3%	72.5%	76.8%	72.6%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(0.2)	6.0	(0.4)	(0.3)	(0.3)	(0.4)	7.6	0.1	(0.4)	3.9	1.8	2.4	1.3	1.7
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	86.7%	80.8%	71.9%	72.5%	72.6%	73.7%	77.2%	73.7%	72.2%	75.5%	75.1%	74.9%	78.1%	74.3%
Commercial property:
Net written premiums	$395	$422	$428	$411	$383	$389	$392	$362	$839	$754	$1,260	$1,143	$1,655	$1,526
Year over year change %-written premium	3%	8%	9%	14%	13%	13%	17%	15%	11%	16%	10%	15%	8%	15%
Earned premiums	$410	$405	$399	$389	$373	$361	$348	$336	$787	$684	$1,192	$1,045	$1,602	$1,418
Current accident year before catastrophe losses	23.9%	37.2%	40.2%	43.5%	22.3%	40.9%	45.7%	48.5%	41.8%	47.0%	40.2%	44.9%	36.0%	39.0%
Current accident year catastrophe losses	1.6	8.6	21.5	13.3	7.7	16.7	28.9	21.3	17.5	25.2	14.5	22.3	11.2	18.4
Prior accident years before catastrophe losses	(3.6)	(8.2)	(9.5)	(5.3)	3.2	(7.8)	(3.9)	(4.2)	(7.4)	(4.0)	(7.7)	(5.4)	(6.7)	(3.1)
Prior accident years catastrophe losses	0.3	(1.2)	(0.6)	(3.6)	(2.6)	(1.3)	(2.1)	(2.5)	(2.1)	(2.3)	(1.8)	(1.9)	(1.2)	(2.1)
Total loss and loss expense ratio	22.2%	36.4%	51.6%	47.9%	30.6%	48.5%	68.6%	63.1%	49.8%	65.9%	45.2%	59.9%	39.3%	52.2%
Commercial auto:
Net written premiums	$240	$243	$271	$283	$223	$223	$248	$259	$555	$506	$797	$730	$1,037	$953
Year over year change %-written premium	8%	9%	9%	9%	8%	12%	6%	8%	10%	7%	9%	9%	9%	9%
Earned premiums	$258	$253	$247	$241	$237	$231	$228	$220	$489	$448	$742	$679	$1,000	$916
Current accident year before catastrophe losses	66.5%	64.7%	65.0%	68.6%	65.5%	66.7%	67.9%	70.0%	66.8%	68.9%	66.1%	68.2%	66.2%	67.5%
Current accident year catastrophe losses	0.1	0.8	0.8	1.8	(3.3)	2.2	4.4	1.6	1.3	3.0	1.1	2.7	0.8	1.2
Prior accident years before catastrophe losses	2.5	4.1	7.2	2.9	2.4	0.2	(3.8)	(0.8)	5.1	(2.4)	4.8	(1.5)	4.2	(0.5)
Prior accident years catastrophe losses	(0.1)	—	(0.1)	(0.1)	(0.2)	—	—	(0.1)	(0.1)	—	(0.1)	—	(0.1)	(0.1)
Total loss and loss expense ratio	69.0%	69.6%	72.9%	73.2%	64.4%	69.1%	68.5%	70.7%	73.1%	69.5%	71.9%	69.4%	71.1%	68.1%
Workers' compensation:
Net written premiums	$53	$56	$57	$79	$54	$56	$55	$79	$135	$134	$191	$190	$244	$244
Year over year change %-written premium	(2)%	—%	4%	—%	(5)%	(2)%	(15)%	(4)%	1%	(9)%	1%	(6)%	—%	(6)%
Earned premiums	$61	$61	$60	$61	$60	$61	$59	$61	$121	$120	$181	$182	$242	$242
Current accident year before catastrophe losses	96.4%	94.6%	97.0%	95.5%	87.9%	88.2%	86.5%	91.5%	96.2%	89.0%	95.7%	88.8%	95.9%	88.5%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(32.3)	(28.3)	(27.8)	(18.6)	(44.4)	(26.7)	(46.9)	(19.3)	(23.1)	(32.9)	(24.9)	(30.8)	(26.8)	(34.2)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	64.1%	66.3%	69.2%	76.9%	43.5%	61.5%	39.6%	72.2%	73.1%	56.1%	70.8%	58.0%	69.1%	54.3%
Other commercial:
Net written premiums	$103	$105	$106	$109	$98	$106	$100	$106	$215	$207	$321	$312	$424	$410
Year over year change %-written premium	5%	(1)%	6%	3%	1%	8%	5%	6%	4%	6%	3%	6%	3%	5%
Earned premiums	$105	$107	$104	$101	$100	$103	$100	$100	$205	$200	$313	$302	$418	$402
Current accident year before catastrophe losses	53.6%	51.1%	50.5%	45.8%	47.9%	50.5%	40.7%	40.5%	48.2%	40.6%	49.2%	43.9%	50.3%	44.9%
Current accident year catastrophe losses	0.2	—	0.1	0.1	0.1	0.1	—	0.1	0.1	0.1	—	0.1	0.1	0.1
Prior accident years before catastrophe losses	0.5	2.9	(1.5)	(2.2)	—	0.4	0.2	(2.8)	(1.8)	(1.3)	(0.2)	(0.6)	—	(0.5)
Prior accident years catastrophe losses	—	—	0.1	—	—	(0.1)	0.1	0.1	—	0.1	—	—	—	—
Total loss and loss expense ratio	54.3%	54.0%	49.2%	43.7%	48.0%	50.9%	41.0%	37.9%	46.5%	39.5%	49.0%	43.4%	50.4%	44.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Fourth-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Personal auto:
Net written premiums	$285	$328	$333	$266	$270	$296	$283	$216	$599	$499	$927	$795	$1,212	$1,065
Year over year change %-written premium	6%	11%	18%	23%	30%	30%	33%	33%	20%	33%	17%	32%	14%	32%
Earned premiums	$300	$295	$285	$271	$258	$242	$224	$208	$556	$432	$851	$674	$1,151	$932
Current accident year before catastrophe losses	68.3%	67.8%	67.8%	71.2%	70.0%	68.7%	73.3%	73.8%	69.5%	73.5%	68.9%	71.8%	68.8%	71.3%
Current accident year catastrophe losses	0.1	1.1	3.2	3.0	(3.6)	6.6	3.6	3.4	3.1	3.5	2.4	4.6	1.8	2.3
Prior accident years before catastrophe losses	1.9	1.9	—	(0.8)	4.0	1.5	5.3	(1.9)	(0.4)	1.9	0.4	1.7	0.8	2.4
Prior accident years catastrophe losses	—	—	—	(0.3)	—	—	(0.1)	(0.7)	(0.2)	(0.4)	(0.1)	(0.2)	(0.1)	(0.2)
Total loss and loss expense ratio	70.3%	70.8%	71.0%	73.1%	70.4%	76.8%	82.1%	74.6%	72.0%	78.5%	71.6%	77.9%	71.3%	75.8%
Homeowner:
Net written premiums	$446	$518	$532	$320	$394	$442	$433	$303	$852	$736	$1,370	$1,178	$1,816	$1,572
Year over year change %-written premium	13%	17%	23%	6%	32%	30%	31%	36%	16%	33%	16%	32%	16%	32%
Earned premiums	$459	$444	$425	$338	$379	$352	$326	$303	$763	$629	$1,208	$981	$1,667	$1,360
Current accident year before catastrophe losses	38.1%	37.6%	38.8%	53.4%	34.2%	40.9%	42.2%	46.9%	45.2%	44.4%	42.4%	43.1%	41.2%	40.7%
Current accident year catastrophe losses	1.8	12.9	44.3	122.5	2.6	47.4	38.5	21.0	79.0	30.1	54.7	36.3	40.1	26.9
Prior accident years before catastrophe losses	0.5	0.9	(3.0)	(2.0)	(1.3)	(1.4)	1.2	(2.0)	(2.6)	(0.3)	(1.3)	(0.7)	(0.8)	(0.9)
Prior accident years catastrophe losses	(0.8)	(1.6)	(3.0)	(3.5)	(3.1)	(1.7)	(1.7)	(6.3)	(3.2)	(4.0)	(2.6)	(3.1)	(2.1)	(3.1)
Total loss and loss expense ratio	39.6%	49.8%	77.1%	170.4%	32.4%	85.2%	80.2%	59.6%	118.4%	70.2%	93.2%	75.6%	78.4%	63.6%
Other personal:
Net written premiums	$96	$105	$115	$86	$89	$94	$103	$76	$201	$179	$306	$273	$402	$362
Year over year change %-written premium	8%	12%	12%	13%	20%	18%	18%	21%	12%	19%	12%	18%	11%	19%
Earned premiums	$100	$99	$94	$89	$89	$84	$81	$77	$183	$158	$281	$242	$381	$331
Current accident year before catastrophe losses	55.5%	58.8%	58.3%	76.2%	57.0%	66.5%	54.6%	57.4%	67.0%	56.0%	64.2%	59.7%	61.9%	59.0%
Current accident year catastrophe losses	6.3	6.9	6.8	1.1	14.0	4.1	5.3	2.3	4.0	3.8	5.0	3.9	5.3	6.6
Prior accident years before catastrophe losses	14.3	12.5	7.4	3.7	7.3	8.7	(5.8)	(2.6)	5.6	(4.3)	8.0	0.2	9.7	2.1
Prior accident years catastrophe losses	—	(0.8)	(0.1)	(0.4)	—	—	0.2	(0.3)	(0.2)	—	(0.5)	—	(0.3)	—
Total loss and loss expense ratio	76.1%	77.4%	72.4%	80.6%	78.3%	79.3%	54.3%	56.8%	76.4%	55.5%	76.7%	63.8%	76.6%	67.7%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Excess & Surplus:
Net written premiums	$184	$175	$202	$168	$171	$157	$180	$146	$370	$326	$545	$483	$729	$654
Year over year change %-written premium	8%	11%	12%	15%	14%	23%	15%	7%	13%	12%	13%	15%	11%	15%
Earned premiums	$188	$174	$174	$162	$168	$157	$151	$139	$336	$290	$510	$447	$698	$615
Current accident year before catastrophe losses	58.4%	64.1%	64.9%	65.6%	63.1%	64.2%	64.0%	65.7%	65.2%	64.8%	64.8%	64.6%	63.1%	64.2%
Current accident year catastrophe losses	(0.4)	0.2	1.6	0.8	1.0	1.7	1.4	0.9	1.2	1.2	0.9	1.4	0.5	1.3
Prior accident years before catastrophe losses	(0.3)	(2.1)	(2.7)	(5.0)	2.3	2.9	1.6	(1.7)	(3.8)	—	(3.2)	1.0	(2.5)	1.4
Prior accident years catastrophe losses	(0.2)	(0.1)	(0.3)	(0.5)	0.1	(0.2)	0.5	(0.4)	(0.3)	—	(0.3)	—	(0.2)	—
Total loss and loss expense ratio	57.5%	62.1%	63.5%	60.9%	66.5%	68.6%	67.5%	64.5%	62.3%	66.0%	62.2%	67.0%	60.9%	66.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the twelve months ended December 31, 2025
Commercial casualty	$646	$214	$860	$125	$239	$81	$445	$771	$239	$295	$1,305
Commercial property	587	74	661	(41)	(4)	18	(27)	546	(4)	92	634
Commercial auto	474	88	562	25	100	26	151	499	100	114	713
Workers' compensation	122	30	152	(20)	30	13	23	102	30	43	175
Other commercial	100	22	122	12	29	56	97	112	29	78	219
Total commercial lines	1,929	428	2,357	101	394	194	689	2,030	394	622	3,046

Personal auto	577	110	687	54	46	35	135	631	46	145	822
Homeowners	1,389	115	1,504	86	101	41	228	1,475	101	156	1,732
Other personal	179	12	191	18	93	2	113	197	93	14	304
Total personal lines	2,145	237	2,382	158	240	78	476	2,303	240	315	2,858

Excess & surplus lines	170	73	243	13	120	58	191	183	120	131	434
Other	400	23	423	19	137	1	157	419	137	24	580
Total property casualty	$4,644	$761	$5,405	$291	$891	$331	$1,513	$4,935	$891	$1,092	$6,918

Ceded loss and loss expense incurred for the twelve months ended December 31, 2025
Commercial casualty	$23	$—	$23	$23	$12	$(3)	$32	$46	$12	$(3)	$55
Commercial property	8	2	10	(6)	1	—	(5)	2	1	2	5
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	8	—	8	—	(1)	—	(1)	8	(1)	—	7
Other commercial	14	—	14	(6)	1	—	(5)	8	1	—	9
Total commercial lines	53	2	55	11	13	(3)	21	64	13	(1)	76

Personal auto	2	—	2	1	(1)	—	—	3	(1)	—	2
Homeowners	310	—	310	59	57	—	116	369	57	—	426
Other personal	9	—	9	2	—	—	2	11	—	—	11
Total personal lines	321	—	321	62	56	—	118	383	56	—	439

Excess & surplus lines	7	1	8	(2)	3	—	1	5	3	1	9
Other	29	1	30	19	10	—	29	48	10	1	59
Total property casualty	$410	$4	$414	$90	$82	$(3)	$169	$500	$82	$1	$583

Net loss and loss expense incurred for the twelve months ended December 31, 2025
Commercial casualty	$623	$214	$837	$102	$227	$84	$413	$725	$227	$298	$1,250
Commercial property	579	72	651	(35)	(5)	18	(22)	544	(5)	90	629
Commercial auto	474	88	562	25	100	26	151	499	100	114	713
Workers' compensation	114	30	144	(20)	31	13	24	94	31	43	168
Other commercial	86	22	108	18	28	56	102	104	28	78	210
Total commercial lines	1,876	426	2,302	90	381	197	668	1,966	381	623	2,970

Personal auto	575	110	685	53	47	35	135	628	47	145	820
Homeowners	1,079	115	1,194	27	44	41	112	1,106	44	156	1,306
Other personal	170	12	182	16	93	2	111	186	93	14	293
Total personal lines	1,824	237	2,061	96	184	78	358	1,920	184	315	2,419

Excess & surplus lines	163	72	235	15	117	58	190	178	117	130	425
Other	371	22	393	—	127	1	128	371	127	23	521
Total property casualty	$4,234	$757	$4,991	$201	$809	$334	$1,344	$4,435	$809	$1,091	$6,335

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Other data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended December 31, 2025
Commercial casualty	$204	$52	$256	$40	$54	$36	$130	$244	$54	$88	$386
Commercial property	122	19	141	(14)	(39)	5	(48)	108	(39)	24	93
Commercial auto	121	21	142	16	14	7	37	137	14	28	179
Workers' compensation	30	8	38	(10)	16	—	6	20	16	8	44
Other commercial	23	5	28	4	2	25	31	27	2	30	59
Total commercial lines	500	105	605	36	47	73	156	536	47	178	761

Personal auto	147	26	173	31	(2)	10	39	178	(2)	36	212
Homeowners	203	29	232	(23)	(27)	13	(37)	180	(27)	42	195
Other personal	32	3	35	13	23	—	36	45	23	3	71
Total personal lines	382	58	440	21	(6)	23	38	403	(6)	81	478

Excess & surplus lines	43	19	62	7	24	16	47	50	24	35	109
Other	80	6	86	(10)	25	(1)	14	70	25	5	100
Total property casualty	$1,005	$188	$1,193	$54	$90	$111	$255	$1,059	$90	$299	$1,448

Ceded loss and loss expense incurred for the three months ended December 31, 2025
Commercial casualty	$23	$—	$23	$(1)	$14	$(3)	$10	$22	$14	$(3)	$33
Commercial property	(11)	1	(10)	14	(3)	—	11	3	(3)	1	1
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	4	—	4	2	(1)	—	1	6	(1)	—	5
Other commercial	3	—	3	(2)	—	—	(2)	1	—	—	1
Total commercial lines	19	1	20	13	10	(3)	20	32	10	(2)	40

Personal auto	1	—	1	—	—	—	—	1	—	—	1
Homeowners	34	—	34	(2)	(20)	—	(22)	32	(20)	—	12
Other personal	1	—	1	(2)	(2)	—	(4)	(1)	(2)	—	(3)
Total personal lines	36	—	36	(4)	(22)	—	(26)	32	(22)	—	10

Excess & surplus lines	—	—	—	(1)	2	—	1	(1)	2	—	1
Other	8	—	8	22	(30)	—	(8)	30	(30)	—	—
Total property casualty	$63	$1	$64	$30	$(40)	$(3)	$(13)	$93	$(40)	$(2)	$51

Net loss and loss expense incurred for the three months ended December 31, 2025
Commercial casualty	$181	$52	$233	$41	$40	$39	$120	$222	$40	$91	$353
Commercial property	133	18	151	(28)	(36)	5	(59)	105	(36)	23	92
Commercial auto	121	21	142	16	14	7	37	137	14	28	179
Workers' compensation	26	8	34	(12)	17	—	5	14	17	8	39
Other commercial	20	5	25	6	2	25	33	26	2	30	58
Total commercial lines	481	104	585	23	37	76	136	504	37	180	721

Personal auto	146	26	172	31	(2)	10	39	177	(2)	36	211
Homeowners	169	29	198	(21)	(7)	13	(15)	148	(7)	42	183
Other personal	31	3	34	15	25	—	40	46	25	3	74
Total personal lines	346	58	404	25	16	23	64	371	16	81	468

Excess & surplus lines	43	19	62	8	22	16	46	51	22	35	108
Other	72	6	78	(32)	55	(1)	22	40	55	5	100
Total property casualty	$942	$187	$1,129	$24	$130	$114	$268	$966	$130	$301	$1,397

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Other data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Premiums
Agency renewal written premiums	$1,939	$2,037	$2,135	$1,912	$1,759	$1,795	$1,843	$1,683	$4,047	$3,526	$6,084	$5,321	$8,023	$7,080
Agency new business written premiums	331	356	404	383	382	406	407	346	787	753	1,143	1,159	1,474	1,541
Other written premiums	91	100	194	200	102	92	209	219	394	428	494	520	585	622
Net written premiums	$2,361	$2,493	$2,733	$2,495	$2,243	$2,293	$2,459	$2,248	$5,228	$4,707	$7,721	$7,000	$10,082	$9,243
Unearned premium change	147	(9)	(336)	(231)	41	(76)	(384)	(256)	(567)	(640)	(576)	(716)	(429)	(675)
Earned premiums	$2,508	$2,484	$2,397	$2,264	$2,284	$2,217	$2,075	$1,992	$4,661	$4,067	$7,145	$6,284	$9,653	$8,568
Year over year change %
Agency renewal written premiums	10%	13%	16%	14%	15%	16%	12%	10%	15%	11%	14%	13%	13%	13%
Agency new business written premiums	(13)	(12)	(1)	11	23	30	34	38	5	36	(1)	34	(4)	31
Other written premiums	(11)	9	(7)	(9)	34	(3)	2	(6)	(8)	(2)	(5)	(2)	(6)	2
Net written premiums	5	9	11	11	17	17	14	11	11	13	10	14	9	15
Paid losses and loss expenses
Losses paid	$942	$1,039	$1,049	$1,203	$978	$946	$893	$861	$2,253	$1,755	$3,292	$2,701	$4,234	$3,680
Loss expenses paid	187	178	197	196	185	168	174	176	392	349	570	517	757	701
Loss and loss expenses paid	$1,129	$1,217	$1,246	$1,399	$1,163	$1,114	$1,067	$1,037	$2,645	$2,104	$3,862	$3,218	$4,991	$4,381
Incurred losses and loss expenses
Loss and loss expense incurred	$1,397	$1,464	$1,587	$1,887	$1,255	$1,499	$1,412	$1,270	$3,474	$2,682	$4,938	$4,181	$6,335	$5,436
Loss and loss expenses paid as a % of incurred	80.8%	83.1%	78.5%	74.1%	92.7%	74.3%	75.6%	81.7%	76.1%	78.4%	78.2%	77.0%	78.8%	80.6%
Statutory combined ratio
Loss ratio	43.7%	49.5%	55.4%	72.4%	43.2%	58.3%	59.1%	55.2%	63.6%	57.2%	58.7%	57.6%	54.9%	53.8%
Loss adjustment expense ratio	12.4	10.9	11.6	11.7	11.8	11.0	10.1	9.6	11.7	9.8	11.4	10.2	11.6	10.6
Net underwriting expense ratio	30.2	28.3	26.4	28.2	30.2	28.5	27.7	27.5	27.3	27.6	27.6	27.9	28.2	28.5
US Statutory combined ratio	86.3%	88.7%	93.4%	112.3%	85.2%	97.8%	96.9%	92.3%	102.6%	94.6%	97.7%	95.7%	94.7%	92.9%
Contribution from catastrophe losses	0.7	4.0	11.9	25.2	2.8	13.4	11.6	6.1	18.4	8.9	13.4	10.5	10.1	8.4
Statutory combined ratio excl. catastrophe losses	85.6%	84.7%	81.5%	87.1%	82.4%	84.4%	85.3%	86.2%	84.2%	85.7%	84.3%	85.2%	84.6%	84.5%
GAAP combined ratio
GAAP combined ratio	85.2%	88.2%	94.9%	113.3%	84.7%	97.4%	98.5%	93.6%	103.8%	96.1%	98.4%	96.5%	94.9%	93.4%
Contribution from catastrophe losses	1.0	3.7	12.2	25.0	4.0	13.0	11.2	5.9	18.4	8.6	13.3	10.1	10.1	8.5
GAAP combined ratio excl. catastrophe losses	84.2%	84.5%	82.7%	88.3%	80.7%	84.4%	87.3%	87.7%	85.4%	87.5%	85.1%	86.4%	84.8%	84.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
*Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.

CINF Fourth-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Premiums
Agency renewal written premiums	$1,039	$1,043	$1,116	$1,152	$1,001	$987	$1,023	$1,076	$2,268	$2,099	$3,311	$3,086	$4,350	$4,087
Agency new business written premiums	180	185	200	203	179	187	193	182	403	375	588	562	768	741
Other written premiums	(34)	(30)	(26)	(30)	(37)	(36)	(30)	(35)	(56)	(65)	(86)	(101)	(120)	(138)
Net written premiums	$1,185	$1,198	$1,290	$1,325	$1,143	$1,138	$1,186	$1,223	$2,615	$2,409	$3,813	$3,547	$4,998	$4,690
Unearned premium change	58	31	(78)	(146)	17	(1)	(79)	(141)	(224)	(220)	(193)	(221)	(135)	(204)
Earned premiums	$1,243	$1,229	$1,212	$1,179	$1,160	$1,137	$1,107	$1,082	$2,391	$2,189	$3,620	$3,326	$4,863	$4,486
Year over year change %
Agency renewal written premiums	4%	6%	9%	7%	7%	8%	4%	3%	8%	4%	7%	5%	6%	5%
Agency new business written premiums	1	(1)	4	12	17	26	30	36	7	33	5	30	4	27
Other written premiums	8	17	13	14	(28)	(9)	(7)	(3)	14	(5)	15	(6)	13	(11)
Net written premiums	4	5	9	8	8	11	7	7	9	7	7	8	7	8
Paid losses and loss expenses
Losses paid	$481	$497	$493	$403	$481	$500	$460	$479	$897	$941	$1,393	$1,440	$1,876	$1,922
Loss expenses paid	104	102	110	109	104	102	103	106	218	207	321	311	426	413
Loss and loss expenses paid	$585	$599	$603	$512	$585	$602	$563	$585	$1,115	$1,148	$1,714	$1,751	$2,302	$2,335
Incurred losses and loss expenses
Loss and loss expense incurred	$721	$747	$767	$735	$624	$706	$746	$719	$1,502	$1,465	$2,249	$2,171	$2,970	$2,795
Loss and loss expenses paid as a % of incurred	81.1%	80.2%	78.6%	69.7%	93.8%	85.3%	75.5%	81.4%	74.2%	78.4%	76.2%	80.7%	77.5%	83.5%
Statutory combined ratio
Loss ratio	43.4%	49.5%	50.7%	49.7%	41.4%	51.0%	57.8%	56.5%	50.2%	57.2%	50.0%	55.1%	48.2%	51.5%
Loss adjustment expense ratio	14.5	11.3	12.7	12.6	12.4	11.1	9.6	9.9	12.6	9.7	12.2	10.2	12.8	10.8
Net underwriting expense ratio	31.4	30.9	28.3	26.9	31.4	31.2	29.9	27.4	27.6	28.7	28.6	29.4	29.3	29.9
Statutory combined ratio	89.3%	91.7%	91.7%	89.2%	85.2%	93.3%	97.3%	93.8%	90.4%	95.6%	90.8%	94.7%	90.3%	92.2%
Contribution from catastrophe losses	0.6	2.6	7.0	3.6	0.9	5.4	9.3	6.2	5.4	7.8	4.4	6.9	3.5	5.4
Statutory combined ratio excl. catastrophe losses	88.7%	89.1%	84.7%	85.6%	84.3%	87.9%	88.0%	87.6%	85.0%	87.8%	86.4%	87.8%	86.8%	86.8%
GAAP combined ratio
GAAP combined ratio	88.4%	91.1%	92.9%	91.9%	84.5%	93.0%	99.1%	96.5%	92.4%	97.9%	92.0%	96.2%	91.1%	93.2%
Contribution from catastrophe losses	0.6	2.6	7.0	3.6	0.9	5.4	9.3	6.2	5.4	7.8	4.4	6.9	3.5	5.4
GAAP combined ratio excl. catastrophe losses	87.8%	88.5%	85.9%	88.3%	83.6%	87.6%	89.8%	90.3%	87.0%	90.1%	87.6%	89.3%	87.6%	87.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Premiums
Agency renewal written premiums	$764	$864	$866	$634	$625	$695	$681	$494	$1,500	$1,175	$2,364	$1,870	$3,128	$2,495
Agency new business written premiums	92	116	141	127	154	165	163	122	268	285	384	450	476	604
Other written premiums	(29)	(29)	(27)	(89)	(26)	(28)	(25)	(21)	(116)	(46)	(145)	(74)	(174)	(100)
Net written premiums	$827	$951	$980	$672	$753	$832	$819	$595	$1,652	$1,414	$2,603	$2,246	$3,430	$2,999
Unearned premium change	32	(113)	(176)	26	(27)	(154)	(188)	(7)	(150)	(195)	(263)	(349)	(231)	(376)
Earned premiums	$859	$838	$804	$698	$726	$678	$631	$588	$1,502	$1,219	$2,340	$1,897	$3,199	$2,623
Year over year change %
Agency renewal written premiums	22%	24%	27%	28%	29%	28%	26%	27%	28%	26%	26%	27%	25%	27%
Agency new business written premiums	(40)	(30)	(13)	4	41	35	54	54	(6)	54	(15)	47	(21)	45
Other written premiums	(12)	(4)	(8)	(324)	(63)	(56)	(39)	(11)	(152)	(24)	(96)	(35)	(74)	(41)
Net written premiums	10	14	20	13	30	29	30	33	17	31	16	30	14	30
Paid losses and loss expenses
Losses paid	$346	$424	$446	$609	$388	$355	$335	$282	$1,055	$618	$1,479	$973	$1,824	$1,361
Loss expenses paid	58	52	63	64	56	46	51	51	127	102	179	148	237	204
Loss and loss expenses paid	$404	$476	$509	$673	$444	$401	$386	$333	$1,182	$720	$1,658	$1,121	$2,061	$1,565
Incurred losses and loss expenses
Loss and loss expense incurred	$468	$507	$598	$846	$374	$553	$489	$379	$1,444	$868	$1,951	$1,421	$2,419	$1,795
Loss and loss expenses paid as a % of incurred	86.3%	93.9%	85.1%	79.6%	118.7%	72.5%	78.9%	87.9%	81.9%	82.9%	85.0%	78.9%	85.2%	87.2%
Statutory combined ratio
Loss ratio	45.1%	50.9%	64.8%	110.1%	41.1%	71.7%	67.1%	55.2%	85.9%	61.3%	73.4%	65.0%	65.8%	58.4%
Loss adjustment expense ratio	9.5	9.5	9.6	11.0	10.4	9.8	10.5	9.3	10.3	9.9	10.0	9.9	9.9	10.0
Net underwriting expense ratio	28.2	25.9	24.7	31.2	28.5	25.8	25.2	29.6	27.3	27.1	26.8	26.6	27.1	27.1
Statutory combined ratio	82.8%	86.3%	99.1%	152.3%	80.0%	107.3%	102.8%	94.1%	123.5%	98.3%	110.2%	101.5%	102.8%	95.5%
Contribution from catastrophe losses	1.3	7.1	23.8	58.7	0.2	26.6	20.9	8.8	40.0	15.0	28.3	19.2	21.0	13.9
Statutory combined ratio excl. catastrophe losses	81.5%	79.2%	75.3%	93.6%	79.8%	80.7%	81.9%	85.3%	83.5%	83.3%	81.9%	82.3%	81.8%	81.6%
GAAP combined ratio
GAAP combined ratio	81.5%	88.2%	102.0%	151.3%	80.2%	110.3%	106.9%	93.9%	124.9%	100.6%	111.8%	104.1%	103.6%	97.5%
Contribution from catastrophe losses	1.3	7.1	23.8	58.7	0.2	26.6	20.9	8.8	40.0	15.0	28.3	19.2	21.0	13.9
GAAP combined ratio excl. catastrophe losses	80.2%	81.1%	78.2%	92.6%	80.0%	83.7%	86.0%	85.1%	84.9%	85.6%	83.5%	84.9%	82.6%	83.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Premiums
Agency renewal written premiums	$136	$130	$153	$126	$133	$113	$139	$113	$279	$252	$409	$365	$545	$498
Agency new business written premiums	59	55	63	53	49	54	51	42	116	93	171	147	230	196
Other written premiums	(11)	(10)	(14)	(11)	(11)	(10)	(10)	(9)	(25)	(19)	(35)	(29)	(46)	(40)
Net written premiums	$184	$175	$202	$168	$171	$157	$180	$146	$370	$326	$545	$483	$729	$654
Unearned premium change	4	(1)	(28)	(6)	(3)	—	(29)	(7)	(34)	(36)	(35)	(36)	(31)	(39)
Earned premiums	$188	$174	$174	$162	$168	$157	$151	$139	$336	$290	$510	$447	$698	$615
Year over year change %
Agency renewal written premiums	2%	15%	10%	12%	19%	22%	19%	7%	11%	13%	12%	16%	9%	16%
Agency new business written premiums	20	2	24	26	2	26	6	11	25	8	16	14	17	11
Other written premiums	—	—	(40)	(22)	(10)	(25)	(11)	(13)	(32)	(12)	(21)	(16)	(15)	(14)
Net written premiums	8	11	12	15	14	23	15	7	13	12	13	15	11	15
Paid losses and loss expenses
Losses paid	$43	$42	$38	$40	$39	$34	$41	$46	$78	$86	$121	$121	$163	$160
Loss expenses paid	19	19	17	18	19	17	16	17	35	34	53	49	72	69
Loss and loss expenses paid	$62	$61	$55	$58	$58	$51	$57	$63	$113	$120	$174	$170	$235	$229
Incurred losses and loss expenses
Loss and loss expense incurred	$108	$108	$110	$99	$112	$107	$102	$90	$209	$192	$317	$299	$425	$411
Loss and loss expenses paid as a % of incurred	57.4%	56.5%	50.0%	58.6%	51.8%	47.7%	55.9%	70.0%	54.1%	62.5%	54.9%	56.9%	55.3%	55.7%
Statutory combined ratio
Loss ratio	39.1%	42.8%	43.8%	43.1%	45.1%	45.2%	48.6%	48.9%	43.4%	48.7%	43.2%	47.5%	42.1%	46.8%
Loss adjustment expense ratio	18.4	19.2	19.7	17.8	21.4	23.4	19.0	15.6	18.8	17.4	19.0	19.5	18.8	20.0
Net underwriting expense ratio	27.3	26.6	25.3	25.5	27.3	26.7	26.0	26.0	25.4	26.0	25.8	26.2	26.2	26.5
Statutory combined ratio	84.8%	88.6%	88.8%	86.4%	93.8%	95.3%	93.6%	90.5%	87.6%	92.1%	88.0%	93.2%	87.1%	93.3%
Contribution from catastrophe losses	(0.6)	0.1	1.3	0.3	1.1	1.5	1.9	0.5	0.9	1.2	0.6	1.4	0.3	1.3
Statutory combined ratio excl. catastrophe losses	85.4%	88.5%	87.5%	86.1%	92.7%	93.8%	91.7%	90.0%	86.7%	90.9%	87.4%	91.8%	86.8%	92.0%
GAAP combined ratio
GAAP combined ratio	84.7%	89.8%	91.1%	88.3%	93.1%	95.3%	95.4%	91.9%	89.8%	93.7%	89.8%	94.3%	88.4%	94.0%
Contribution from catastrophe losses	(0.6)	0.1	1.3	0.3	1.1	1.5	1.9	0.5	0.9	1.2	0.6	1.4	0.3	1.3
GAAP combined ratio excl. catastrophe losses	85.3%	89.7%	89.8%	88.0%	92.0%	93.8%	93.5%	91.4%	88.9%	92.5%	89.2%	92.9%	88.1%	92.7%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2025 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2025	2024	Change	% Change	2025	2024	Change	% Change
Underwriting income
Net premiums written	$2,282	$2,166	$116	5	$9,748	$8,940	$808	9
Unearned premium change	(146)	(50)	(96)	(192)	406	643	(237)	(37)
Earned premiums	$2,428	$2,216	$212	10	$9,342	$8,297	$1,045	13

Losses incurred	$1,062	$957	$105	11	$5,124	$4,460	$664	15
Defense and cost containment expenses incurred	163	140	23	16	554	427	127	30
Adjusting and other expenses incurred	137	122	15	12	533	455	78	17
Other underwriting expenses incurred	686	653	33	5	2,746	2,539	207	8
Workers compensation dividend incurred	1	2	(1)	(50)	4	6	(2)	(33)
Total underwriting deductions	$2,049	$1,874	$175	9	$8,961	$7,887	$1,074	14

Net underwriting profit	$379	$342	$37	11	$381	$410	$(29)	(7)

Investment income
Gross investment income earned	$221	$195	$26	13	$808	$679	$129	19
Net investment income earned	220	191	29	15	797	669	128	19
Realized capital gains and losses, net	(3)	67	(70)	nm	23	400	(377)	(94)
Net investment gains	$217	$258	$(41)	(16)	$820	$1,069	$(249)	(23)

Other income	$2	$2	$—	—	$7	$7	$—	—

Net income before federal income taxes	$598	$602	$(4)	(1)	$1,208	$1,486	$(278)	(19)
Federal and foreign income taxes incurred	106	99	7	7	167	182	(15)	(8)
Net income (statutory)	$492	$503	$(11)	(2)	$1,041	$1,304	$(263)	(20)

Policyholders' surplus - statutory**	$9,749	$8,603	$1,146	13	$9,749	$8,603	$1,146	13

Fixed maturities at amortized cost - statutory	$13,768	$12,237	$1,531	13	$13,768	$12,237	$1,531	13
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Current year policyholders' surplus amount subject to change.

CINF Fourth-Quarter 2025 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2025	2024	Change	% Change	2025	2024	Change	% Change
Net premiums written	$94	$91	$3	3	$357	$359	$(2)	(1)
Net investment income	54	50	4	8	204	192	12	6
Commissions and expense allowances on reinsurance ceded	1	1	—	—	4	4	—	—
Income from fees associated with separate accounts	1	1	—	—	6	5	1	20
Total revenues	$150	$143	$7	5	$571	$560	$11	2

Death benefits and matured endowments	$38	$46	$(8)	(17)	$170	$172	$(2)	(1)
Annuity benefits	27	21	6	29	92	118	(26)	(22)
Disability benefits and benefits under accident and health contracts	—	—	—	—	2	2	—	—
Surrender benefits and group conversions	11	9	2	22	39	35	4	11
Interest and adjustments on deposit-type contract funds	2	2	—	—	7	6	1	17
Increase in aggregate reserves for life and accident and health contracts	(2)	2	(4)	nm	(7)	(18)	11	61
Total benefit expenses	$76	$80	$(4)	(5)	$303	$315	$(12)	(4)

Commissions	$14	$12	$2	17	$51	$49	$2	4
General insurance expenses and taxes	15	17	(2)	(12)	60	62	(2)	(3)
Increase in loading on deferred and uncollected premiums	1	(2)	3	nm	5	—	5	nm
Net transfers from Separate Accounts	(2)	(3)	1	33	(11)	(6)	(5)	(83)
Total underwriting expenses	$28	$24	$4	17	$105	$105	$—	—

Federal and foreign income tax provision	10	11	(1)	(9)	38	35	3	9

Net gain from operations before capital gains or losses	$36	$28	$8	29	$125	$105	$20	19

Gains and losses net of capital gains tax, net	(1)	1	(2)	nm	(5)	(9)	4	44

Net income - statutory	$35	$29	$6	21	$120	$96	$24	25

Policyholders' surplus - statutory**	$623	$508	$115	23	$623	$508	$115	23

Fixed maturities at amortized cost - statutory	$3,912	$3,884	$28	1	$3,912	$3,884	$28	1
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Current year policyholders' surplus amount subject to change.

CINF Fourth-Quarter 2025 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Cincinnati Re:
Written premiums	$86	$87	$164	$255	$99	$89	$207	$202	$418	$409	$505	$498	$591	$597
Year over year change %- written premium	(13)%	(2)%	(21)%	26%	50%	5%	17%	(12)%	2%	—%	1%	1%	(1)%	7%
Earned premiums	$138	$141	$142	$161	$162	$138	$138	$135	$303	$273	$444	$411	$582	$573
Current accident year before catastrophe losses	52.7%	52.9%	56.2%	46.6%	37.6%	52.5%	49.6%	63.0%	51.1%	56.3%	51.7%	55.0%	51.9%	50.0%
Current accident year catastrophe losses	(0.8)	3.6	(0.6)	66.3	29.1	30.2	2.4	—	34.9	1.2	25.0	11.0	18.9	16.1
Prior accident years before catastrophe losses	(5.3)	(0.9)	5.7	(4.5)	0.7	(10.1)	(0.8)	(10.4)	0.3	(5.6)	(0.1)	(7.1)	(1.3)	(4.9)
Prior accident years catastrophe losses	0.4	(2.1)	(1.2)	(2.4)	—	(2.5)	(4.7)	—	(1.8)	(2.4)	(1.9)	(2.4)	(1.4)	(1.7)
Total loss and loss expense ratio	47.0%	53.5%	60.1%	106.0%	67.4%	70.1%	46.5%	52.6%	84.5%	49.5%	74.7%	56.5%	68.1%	59.5%

Cincinnati Global:
Written premiums	$79	$82	$97	$75	$77	$77	$67	$82	$173	$149	$255	$226	$334	$303
Year over year change %- written premium	3%	6%	45%	(9)%	18%	12%	(18)%	28%	16%	2%	13%	5%	10%	8%
Earned premiums	$80	$102	$65	$64	$68	$107	$48	$48	$129	$96	$231	$203	$311	$271
Current accident year before catastrophe losses	35.6%	35.1%	41.8%	39.3%	20.6%	31.6%	47.9%	48.2%	40.6%	48.1%	38.2%	39.4%	37.5%	34.7%
Current accident year catastrophe losses	14.3	0.5	3.7	31.4	47.1	9.6	—	—	17.4	—	9.9	5.0	11.0	15.6
Prior accident years before catastrophe losses	(1.7)	(10.1)	(22.4)	(0.2)	(10.4)	(3.8)	(21.2)	(19.7)	(11.4)	(20.4)	(10.8)	(11.7)	(8.5)	(11.4)
Prior accident years catastrophe losses	(4.0)	(0.1)	17.3	(13.9)	(3.4)	(3.6)	(4.4)	(5.9)	1.8	(5.2)	0.9	(4.3)	(0.3)	(4.1)
Total loss and loss expense ratio	44.2%	25.4%	40.4%	56.6%	53.9%	33.8%	22.3%	22.6%	48.4%	22.5%	38.2%	28.4%	39.7%	34.8%

Noninsurance operations:
Interest and fees on loans and leases	$3	$3	$2	$3	$2	$3	$2	$2	$5	$4	$8	$7	$11	$9
Other revenue	3	3	3	1	3	—	2	1	4	3	7	3	10	6
Interest expense	13	13	14	13	13	13	14	13	27	27	40	40	53	53
Operating expense	7	6	10	11	13	6	9	4	21	13	27	19	34	32
Total noninsurance operations loss	$(14)	$(13)	$(19)	$(20)	$(21)	$(16)	$(19)	$(14)	$(39)	$(33)	$(52)	$(49)	$(66)	$(70)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.

CINF Fourth-Quarter 2025 Supplemental Financial Data